RMB INVESTORS TRUST

RMB Small Cap Fund
RMB SMID Cap Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement Dated October 14, 2022 to the Prospectus Dated May 1, 2022

The “Fund Summaries—RMB Small Cap Fund—Principal Investment Strategies” and “Fund Summaries—RMB SMID Cap Fund—Principal Investment Strategies” sections are supplemented to include the following disclosure after the last sentence of the second paragraph:
As part of the Adviser’s investment process, the investment team evaluates the general and industry-specific Environmental, Social, and Governance (“ESG”) factors that the Adviser believes to be the most financially material to a company’s short-, medium-, and long-term enterprise value at any given time. The Adviser defines materiality in terms of the impact on a company’s net income over the long term. Specific ESG factors the Adviser considers at any given time vary greatly by geography, industry, and may also vary between companies.

The “Fund Summaries—RMB Small Cap Fund—Principal Risks” and “Fund Summaries—RMB SMID Cap Fund—Principal Risks” sections are supplemented to include the following disclosure after “Value Investing Risk”:
ESG Risk – Incorporation of ESG factors into the Fund’s investment process may cause the Fund to make different investments and have different investment performance and exposures to different issuers and industries than funds that do not incorporate ESG considerations. When evaluating a company, the Adviser is dependent on information or data obtained through company or third-party reporting that may be incomplete, inaccurate, or unavailable, which could compromise the Adviser’s assessment of a company’s ESG characteristics and/or the financial materiality of those characteristics. Because ESG factor analysis is just one part of the Adviser’s overall investment process for the Fund, the Fund may hold portfolio companies that many or all market participants view as having an unfavorable ESG profile.

The “Additional Information Regarding Principal Investment Strategies of the Funds” section is supplemented to include the following disclosure after “SMID Cap Fund”:
Small Cap Fund and SMID Cap Fund. As part of the Adviser’s investment process for the Small Cap Fund and SMID Cap Fund, the investment team evaluates the general and industry-specific ESG factors that the Adviser believes to be the most financially material to a company’s short-, medium-, and long-term enterprise value at any given time. The Adviser defines materiality in terms of the impact on a company’s net income over the long term. Specific ESG factors the Adviser considers at any given time vary greatly by geography, industry, and may also vary between companies. The Adviser believes its evaluation of ESG factors contributes to its overall analysis of a company’s value creation and future financial performance.

The Adviser primarily utilizes data from company filings and information from engagement with company management, and may also use data from third-party sources, in its proprietary ESG evaluation process. The Adviser’s proprietary ESG evaluation process seeks to identify ESG factors that the Adviser believes will materially contribute to or detract from a company’s financial performance. The investment team assigns a grade (e.g., A, B, or C) for the company’s environmental, social, and governance practices, as well as an overall ESG grade for the company. The weight given to any particular ESG factor may vary depending upon a company’s industry and may change over time.

The ESG grades the Adviser assigns to a company are only one of many inputs considered by the investment team in evaluating whether to buy, sell or hold the company for the Fund’s portfolio.

Across industries, the investment team evaluates common corporate ESG factors, including but not limited to those listed below.

Environmental: greenhouse gas emissions, energy management, and water management.
Social: recruitment and management of a global, diverse, and skilled workforce, community relations, product safety, and labor practices.

Governance: composition and structure of the board of directors, executive management’s compensation level and structure, competitive behavior, systematic risk management, and business ethics.

Industry-specific ESG factors the investment team evaluates include, but are not limited to, those listed below.

Environmental: environmental footprint of hardware infrastructure, hazardous materials management, waste and discharge management, distribution network efficiency, and fleet fuel management.

Social: data security, lending practices, food safety, energy affordability, and advertising integrity.

Governance: intellectual property protection, nuclear safety and emergency management, management of systemic risks from technology disruptions, management of conflicts of interest, and critical incident risk management.

The “Additional Information Regarding Principal Investment Risks” section is supplemented to include “ESG Risk” for each Fund as set forth below.

	Small Cap Fund	SMID Cap Fund
ESG Risk	•	•

ESG Risk — Incorporation of ESG factors into a Fund’s investment process may cause the Fund to make different investments and have different investment performance and exposures to different issuers and industries, than funds that do not incorporate ESG considerations. Because the Adviser’s ESG considerations focus on materiality in terms of the impact on a company’s net income over the long term, the Fund may forego shorter-term buy or sell opportunities that it might otherwise take advantage of.

There are significant differences in ESG criteria, and how it is evaluated, among market participants. The Adviser’s assessment of a company may differ from that of other advisers, and the Adviser’s assessment of a company’s ESG characteristics could change over time. Stocks held by the Fund may not reflect the beliefs and values of any particular investor. When evaluating a company, the Adviser is dependent on information or data obtained through company or third-party reporting that may be incomplete, inaccurate, or unavailable, which could compromise the Adviser’s assessment of a company’s ESG characteristics and/or the financial materiality of those characteristics. Because ESG factor analysis is just one part of the Adviser’s overall investment process for the Fund, the Fund may hold portfolio companies that many or all market participants view as having an unfavorable ESG profile.

Please retain this supplement with your Prospectus for future reference.

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